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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported):MAY 23, 2001
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                          CHARTER COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)


          000-27927                                        43-1857213
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    Commission File Number                             (Federal Employer
                                                     Identification Number)


12444 Powerscourt Drive - Suite 400
ST. LOUIS, MISSOURI                                            63131
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(Address of Principal Executive Offices)                       (Zip Code)

(Registrant's telephone number, including area code)           (314) 965-0555





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ITEM 5.  OTHER ITEMS.

     Charter Communications Holding Company, LLC amended and restated its limited liability company agreement in order to incorporate previous amendments into a single agreement, to revise certain tax allocation provisions, and to include specific information regarding past equity issuances.


ITEM 7.  EXHIBITS.

     99.1 Amended and Restated Limited Liability Company Agreement for Charter Communications Holding Company, LLC.*


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*  filed herewith





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              CHARTER COMMUNICATIONS, INC., a registrant

Dated May 23, 2001            By:    /S/ CURTIS S. SHAW
                                     ------------------------------------------
                              Name:  CURTIS S. SHAW
                                     Title:  Senior Vice President,
                                             General Counsel and Secretary




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
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99.1            Amended and Restated Limited Liability Company Agreement for
                Charter Communications Holding Company, LLC